Exhibit 99.1

WEIL, GOTSHAL & MANGES LLP

Attorneys for Debtors and Debtors in Possession

767 Fifth Avenue

New York, New York 10153

Telephone:	(212) 310-8000
Facsimile	(212) 310-8007

Stephen Karotkin, Esq. (SK 7357)

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

Chapter 11 Case No.
In re
03-40515 (REG)
MAGELLAN HEALTH SERVICES, INC., et al., Debtors.
(Jointly Administered)

MONTHLY OPERATING STATEMENT FOR

THE PERIOD MARCH 11, 2003 THROUGH MARCH 31, 2003

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

Chapter 11

In re: Magellan Health Services, Inc., et al., Debtors

Case No. 03-40514 through 03-40602

MONTHLY OPERATING STATEMENT FOR

THE PERIOD MARCH 11, 2003 THROUGH MARCH 31, 2003

DEBTORS’ ADDRESS:	Magellan Health Services, Inc.
	6950 Columbia Gateway Drive
	Columbia, Maryland 21046

DISBURSEMENTS (in $ thousands):	April 1, 2003 through April 30, 2003	$62,664

DEBTORS’ ATTORNEY:	Weil, Gotshal & Manges LLP
	767 Fifth Avenue
	New York, New York 10153

NET LOSS (in $ thousands):		$(17,499)

REPORT PREPARER:	Magellan Health Services, Inc.

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

                The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE:	May 30, 2003	/s/ Mark S. Demilio
Mark S. Demilio
Executive Vice President and
Chief Financial Officer

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

CONDENSED COMBINED BALANCE SHEET

(Unaudited)

(In thousands)

March 31, 2003

ASSETS

Current assets:
Cash and cash equivalents	$75,415
Accounts receivable, less allowance for doubtful accounts of $2,986	71,814
Restricted cash, investments and deposits	9,940
Refundable income taxes	1,342
Other current assets	31,558
Total current assets	190,069

Property and equipment, net	81,040
Investments in non-Debtor subsidiaries	4,785
Investments in unconsolidated subsidiaries	12,056
Other long-term assets	20,401
Goodwill, net	499,510
Intangible assets, net	63,914
$871,775

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Liabilities not subject to compromise:
Accounts payable	$2,831
Accrued liabilities	19,873
Medical claims payable	33,304
Debt in default and current maturities of capital lease obligations	163,569
Total current liabilities not subject to compromise	219,577
Current liabilities subject to compromise	1,180,131
Total current liabilities	1,399,708

Long-term capital lease obligations, not subject to compromise	8,776

Long-term liabilities subject to compromise	2,734

Due to related parties, net	3,243

Commitments and contingencies:
Redeemable preferred stock subject to compromise	72,766

Stockholders’ equity (deficit), net	(615,452)
$871,775

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

CONDENSED COMBINED STATEMENT OF OPERATIONS

(Unaudited)

(In thousands)

For the Period
March 11, 2003
Through
March 31, 2003

Net revenue	$55,049

Costs and expenses:
Salaries, cost of care and other operating expenses	51,312
Equity in earnings of unconsolidated subsidiaries	(421)
Depreciation and amortization	3,126
Interest expense	1,002
Interest income	(90)
Reorganization expense, net	20,240
Special charges	616
75,785
Loss from continuing operations before income taxes	(20,736)
Provision for income taxes	45
Loss from continuing operations	(20,781)
Discontinued operations:
Income from discontinued operations	26
Income on disposal of discontinued operations	221
Reorganization benefit, net	3,035
3,282
Net loss	$(17,499)

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

CONDENSED COMBINED STATEMENT OF CASH FLOWS

(Unaudited)

(In thousands)

For the Period
March 11, 2003
Through
March 31, 2003

Cash flows from operating activities:
Net loss	$(17,499)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	3,126
Equity in earnings of unconsolidated subsidiaries	(421)
Non-cash reorganization expense	15,528
Non-cash interest expense	230

Cash flows from changes in assets and liabilities, net of effects from sales and acquisitions of businesses:
Accounts receivable, net	(8,301)
Restricted cash, investments and deposits	572
Other assets	(19,748)
Accounts payable and other accrued liabilities	10,441
Medical claims payable	29,455
Income taxes payable and deferred income taxes	680
Other liabilities	(40)
Other	809
Total adjustments	32,331
Net cash provided by operating activities	14,832

Cash flows from investing activities:
Capital expenditures	(2,112)
Net cash used in investing activities	(2,112)

Cash flows from financing activities:
Payments on capital lease obligations	(493)
Net transfers from related parties	6,237
Net cash provided by financing activities	5,744
Net increase in cash and cash equivalents	18,464
Cash and cash equivalents at beginning of period	56,951
Cash and cash equivalents at end of period	$75,415

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

SCHEDULE OF DISBURSEMENTS AND WAGES PAID BY DEBTOR ENTITY FOR THE PERIOD MARCH 11, 2003 THROUGH MARCH 31, 2003

(Unaudited)

NAME OF FILING COMPANY	Case Number	Operating Expenses	Payroll & Benefits Expenses	Tax Payments	Claims Payments	Capital Expenditures	Intercompany Transfers	Total Disbursements	Total Disbursements Net of Intercompany
AGCA New York, Inc.	03-40518	$—	$—	$—	$—	$—	$—	$—	$—
AGCA, Inc.	03-40519	—	—	—	1,940	—	—	1,940	1,940
Alliance Health Systems, Inc.	03-40520	—	—	—	—	—	—	—	—
Continuum Behavioral Healthcare Corporation	03-40559	—	—	—	—	—	—	—	—
Green Spring Health Services, Inc.	03-40564	177,915	—	—	7,710,174	—	—	7,888,088	7,888,088
Group Plan Clinic, Inc.	03-40566	—	—	—	—	—	—	—	—
Hawaii Biodyne, Inc.	03-40567	—	—	—	—	—	—	—	—
Louisiana Biodyne, Inc.	03-40571	—	—	—	—	—	—	—	—
MBC Federal Programs, Inc.	03-40582	—	—	—	903	—	—	903	903
Merit INROADS Behavioral Health Services, LLC	03-40595	—	—	—	—	—	—	—	—
Merit INROADS Behavioral Health Services of Illinois, LLC	03-40594	—	—	—	—	—	—	—	—
INROADS Behavioral Health Services of Texas, LP	03-40570	1,300	—	—	—	—	—	1,300	1,300
MBC National Service Corporation	03-40583	—	—	—	21,172	—	—	21,172	21,172
MBC of America, Inc.	03-40584	—	—	—	353,718	—	—	353,718	353,718
MBC of New York, a New York, Independent Practice Assoc.	03-40586	—	—	—	—	—	—	—	—
MBC of Tennessee, Inc.	03-40587	—	—	—	—	—	—	—	—
MBC of Tennessee, LLC	03-40588	—	—	—	—	—	—	—	—
Merit Behavioral Care Corporation	03-40591	165	—	—	4,119	(782)	—	3,502	3,502
Merit Behavioral Care of Florida, Inc.	03-40592	—	—	—	26,954	—	—	26,954	26,954
Merit Behavioral Care of Massachusetts, Inc.	03-40593	—	—	—	5,021,472	—	—	5,021,472	5,021,472
MBH of Puerto Rico, Inc.	03-40590	—	—	—	—	—	—	—	—
Magellan HRSC, Inc.	03-40578	3,577,171	15,551,670	3,243,283	62,657	2,110,507	—	24,545,288	24,545,288
Personal Performance Consultants of New York, Inc.	03-40599	—	—	—	—	—	—	—	—
P.P.C Group, Inc.	03-40597	—	—	—	—	—	—	—	—
P.P.C., Inc.	03-40598	—	—	—	199,198	—	—	199,198	199,198
CMG Health, Inc.	03-40558	—	—	—	142,093	—	—	142,093	142,093
CMG Health of New York, Inc.	03-40514	—	—	—	—	—	—	—	—
Magellan Behavioral Health Systems, LLC	03-40573	4,420	—	—	—	—	(21,959,120)	(21,954,700)	4,420
Magellan Behavioral Health, Inc.	03-40575	58,846	—	—	19,064,332	—	(4,870,000)	14,253,178	19,123,178
Magellan Behavioral Health of Washington, Inc.	03-40572	86,606	—	—	22,186	—	—	108,792	108,792
Green Spring of Pennsylvania, Inc.	03-40565	—	—	—	—	—	—	—	—
Advantage Behavioral Systems, Inc.	03-40516	—	—	—	—	—	—	—	—
New GPA, Inc.	03-40596	—	—	—	—	—	—	—	—
GPA of Pennsylvania, Inc.	03-40563	—	—	—	—	—	—	—	—
Care Management Resources, Inc.	03-40522	15,419	—	—	—	—	—	15,419	15,419
Magellan Behavioral of Michigan, Inc.	03-40574	—	—	—	34,646	—	—	34,646	34,646
Managed Care Services Mainstay of Central PA, Inc.	03-40581	—	—	—	—	—	—	—	—
AdvoCare of Tennessee, Inc.	03-40517	9,493	—	—	—	—	—	9,493	9,493
Premier Holdings, Inc.	03-40600	—	—	—	—	—	—	—	—
Magellan Public Solutions, Inc.	03-40579	—	—	—	—	—	—	—	—
Correctional Behavioral Solutions of Indiana, Inc.	03-40560	—	—	—	—	—	—	—	—
Correctional Behavioral Solutions of New Jersey, Inc.	03-40561	—	—	—	—	—	—	—	—
Magellan Capital, Inc.	03-40576	—	—	—	—	—	3,133,113	3,133,113	—
Magellan Health Services, Inc.	03-40515	5,156,316	—	225	—	2,268	24,889,719	30,048,527	5,158,809
Westwood/Pembroke Health System Limited Partnership	03-40602	—	—	—	—	—	—	—	—
CMCI, Inc.	03-40556	—	—	—	—	—	—	—	—
CMFC, Inc.	03-40557	—	—	—	—	—	—	—	—
MBH Capital, Inc.	03-40589	—	—	—	—	—	(3,133,000)	(3,133,000)	—
Ihealth Technologies, LLC	03-40569	—	—	—	—	—	—	—	—
Allied Specialty Care Services, LLC	03-40521	1,976	—	—	—	—	—	1,976	1,976
Vivra, Inc.	03-40601	—	—	—	—	—	—	—	—
Charter Bay Harbor Behavioral Health System, Inc.	03-40524	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Fair Oaks, Inc.	03-40525	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Hidden Brook, Inc.	03-40526	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Delmarva, Inc.	03-40530	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Lake Charles, Inc.	03-40531	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Lafayette, Inc.	03-40538	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Massachusetts, Inc.	03-40532	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Nashua, Inc.	03-40534	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Paducah, Inc.	03-40536	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Toledo, Inc.	03-40537	—	—	—	—	—	—	—	—
Charter Centennial Peaks Behavioral Health System, Inc.	03-40539	—	—	—	—	—	—	—	—
Charter Fenwick Hall Behavioral Health System, Inc.	03-40541	—	—	—	—	—	—	—	—
Charter Forest Behavioral Health System, Inc.	03-40542	—	—	—	—	—	—	—	—
Charter Hospital of Mobile, Inc.	03-40544	—	—	—	—	—	—	—	—
Charter Lakeside Behavioral Health Systems, Inc.	03-40549	—	—	—	—	—	—	—	—
Charter Linden Oaks Behavioral Health System, Inc.	03-40547	—	—	—	—	—	—	—	—
Charter Medical — Clayton County, Inc.	03-40548	—	—	—	—	—	—	—	—
Charter Medical — Long Beach, Inc.	03-40550	—	—	—	—	—	—	—	—
Charter Medical of East Valley, Inc.	03-40551	—	—	—	—	—	—	—	—
Charter Medical of Puerto Rico	03-40552	—	—	—	—	—	—	—	—
Charter Milwaukee Behavioral Health System, Inc.	03-40553	—	—	—	—	—	—	—	—
Charter Northridge Behavioral Health Systems, Inc.	03-40555	—	—	—	—	—	—	—	—
Magellan CBHS Holdings, Inc.	03-40577	1,219	—	—	—	—	—	1,219	1,219
Florida Health Facilities, Inc.	03-40562	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Dallas, Inc.	03-40529	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Potomac Ridge, Inc.	03-40527	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Columbia, Inc.	03-40528	—	—	—	—	—	—	—	—
Charter Hospital of Santa Teresa, Inc.	03-40545	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Northwest Indiana, LLC	03-40535	—	—	—	—	—	—	—	—
Charter Grapevine Behavioral Health System, Inc.	03-40543	—	—	—	—	—	—	—	—
Charter Alvarado Behavioral Health System, Inc.	03-40523	—	—	—	—	—	—	—	—
Charter Fairmount Behavioral Health System, Inc.	03-40540	—	—	—	—	—	—	—	—
Charter MOB of Charlottesville, Inc.	03-40554	—	—	—	—	—	—	—	—
Charter Behavioral Health System of New Mexico, Inc.	03-40533	—	—	—	—	—	—	—	—
Charter Hospital of St. Louis, Inc.	03-40546	—	—	—	—	—	—	—	—
Magellan Specialty Health, Inc.	03-40580	—	—	—	—	—	—	—	—
Human Affairs International of Pennsylvania, Inc.	03-40568	—	—	—	—	—	—	—	—
MBC of New Mexico, Inc.	03-40585	—	—	—	—	—	—	—	—
Non-Filing Companies							1,939,289	1,939,289	—

Total Disbursements		$9,090,844	$15,551,670	$3,243,508	$32,665,565	$2,111,993	$(0)	$62,663,580	$62,663,580

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

SCHEDULE OF TAXES PAID FOR THE PERIOD MARCH 11, 2003 THROUGH MARCH 31, 2003

(Unaudited)

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
INTERNAL REVENUE SERVICE	Federal Taxes	03/17/03	$1,205,078
INTERNAL REVENUE SERVICE	Federal Taxes	03/19/03	1,574
INTERNAL REVENUE SERVICE	FICA	03/17/03	1,172,166
INTERNAL REVENUE SERVICE	FICA	03/19/03	1,678
INTERNAL REVENUE SERVICE	Medicare	03/19/03	392
INTERNAL REVENUE SERVICE	Medicare	03/17/03	274,870
Georgia	State Taxes	03/12/03	35,768
Hawaii	State Taxes	03/14/03	283
South Carolina	State Taxes	03/14/03	1,161
Nebraska	State Taxes	03/14/03	3,575
Delaware	State Taxes	03/14/03	3,681
Indiana	State Taxes	03/14/03	4,640
Michigan	State Taxes	03/14/03	12,774
Maryland	State Taxes	03/14/03	211,499
Connecticut	State Taxes	03/17/03	924
Minnesota	State Taxes	03/17/03	929
North Carolina	State Taxes	03/17/03	2,139
Arizona	State Taxes	03/17/03	5,582
California	State Taxes	03/17/03	11,743
New York	State Taxes	03/17/03	18,280
Oregon	State Taxes	03/18/03	930
California	State Taxes	03/19/03	544
Colorado	State Taxes	03/19/03	2,046
Kentucky	State Taxes	03/19/03	2,770
Massachusetts	State Taxes	03/19/03	5,002
Illinois	State Taxes	03/19/03	5,598
Iowa	State Taxes	03/19/03	6,370
Virginia	State Taxes	03/19/03	8,426
Ohio	State Taxes	03/19/03	10,945
Pennsylvania	State Taxes	03/19/03	26,148
INTERNAL REVENUE SERVICE	Accrued FICA	03/27/03	(973)
INTERNAL REVENUE SERVICE	Accrued Federal WH	03/27/03	3,000
AMERICAN EXPRESS	Accrued Federal WH	03/24/03	1,052
GROSS INCOME TAX	Accrued State WH	03/14/03	8,009
MISSOURI DIRECTOR OF REVENUE	Accrued State WH	03/13/03	78,393
MISSOURI DIRECTOR OF REVENUE	Accrued State WH	03/31/03	77,921
RHODE ISLAND DIVISION/TAXATION	Accrued State WH	03/13/03	44
RHODE ISLAND DIVISION/TAXATION	Accrued State WH	03/31/03	44
TREASURER OF STATE OF MAINE	Accrued State WH	03/13/03	3,424
TREASURER OF STATE OF MAINE	Accrued State WH	03/31/03	3,047
WISCONSIN DEPT OF REVENUE	Accrued State WH	03/13/03	406
WISCONSIN DEPT OF REVENUE	Accrued State WH	03/31/03	417
KANSAS DEPT OF REVENUE	Accrued State WH	03/13/03	185
KANSAS DEPT OF REVENUE	Accrued State WH	03/31/03	185
CITY OF BLUE ASH	Accrued City WH	03/14/03	3,547
ALABAMA BOARD OF EXAMINERS	Licenses & Reg. Fees	03/12/03	12
CITY OF HAZELWOOD	Licenses & Reg. Fees	03/18/03	2,811

MINNESOTA BOARD OF PSYCHOLOGY	Licenses & Reg. Fees	03/31/03	220
NEW JERSEY BOARD OF NURSING	Licenses & Reg. Fees	03/31/03	600
NEW JERSEY BOARD OF NURSING	Licenses & Reg. Fees	03/31/03	950
NEW YORK DEPARTMENT OF STATE	Licenses & Reg. Fees	03/28/03	9
NEW YORK DEPARTMENT OF STATE	Licenses & Reg. Fees	03/28/03	9
NEW YORK DEPARTMENT OF STATE	Licenses & Reg. Fees	03/28/03	9
NEW YORK STATE EDUCATION DEPT	Licenses & Reg. Fees	03/31/03	600
NORTH CAROLINA CERTIFICATION	Licenses & Reg. Fees	03/12/03	100
SECRETARY OF STATE OF CALIFORNIA	Licenses & Reg. Fees	03/27/03	25
SECRETARY OF STATE OF CALIFORNIA	Licenses & Reg. Fees	03/28/03	25
SECRETARY OF STATE OF CT	Licenses & Reg. Fees	03/28/03	300
SECRETARY OF STATE OF CT	Licenses & Reg. Fees	03/28/03	300
SECRETARY OF STATE OF GEORGIA	Licenses & Reg. Fees	03/27/03	15
SECRETARY OF STATE OF GEORGIA	Licenses & Reg. Fees	03/27/03	15
SECRETARY OF STATE OF GEORGIA	Licenses & Reg. Fees	03/27/03	15
SECRETARY OF STATE OF GEORGIA	Licenses & Reg. Fees	03/27/03	15
SECRETARY OF STATE OF GEORGIA	Licenses & Reg. Fees	03/27/03	15
SECRETARY OF STATE OF GEORGIA	Licenses & Reg. Fees	03/27/03	15
SECRETARY OF STATE OF GEORGIA	Licenses & Reg. Fees	03/27/03	15
SECRETARY OF STATE OF GEORGIA	Licenses & Reg. Fees	03/27/03	15
SECRETARY OF STATE OF GEORGIA	Licenses & Reg. Fees	03/27/03	15
SECRETARY OF STATE OF GEORGIA	Licenses & Reg. Fees	03/27/03	15
SECRETARY OF STATE OF GEORGIA	Licenses & Reg. Fees	03/27/03	15
SECRETARY OF STATE OF GEORGIA	Licenses & Reg. Fees	03/27/03	15
SECRETARY OF STATE OF GEORGIA	Licenses & Reg. Fees	03/27/03	15
SECRETARY OF STATE OF GEORGIA	Licenses & Reg. Fees	03/27/03	15
SECRETARY OF STATE OF GEORGIA	Licenses & Reg. Fees	03/27/03	15
SECRETARY OF STATE OF GEORGIA	Licenses & Reg. Fees	03/27/03	15
SECRETARY OF STATE OF ILLINOIS	Licenses & Reg. Fees	03/28/03	54
SECRETARY OF STATE OF ILLINOIS	Licenses & Reg. Fees	03/28/03	50
TOWN OF BURLINGTON	Licenses & Reg. Fees	03/18/03	40
TREASURER OF STATE OF MAINE	Licenses & Reg. Fees	03/18/03	100
TREASURER OF STATE OF MAINE	Licenses & Reg. Fees	03/18/03	100
SHERI L RUBIN	Licenses & Reg. Fees	03/12/03	49
VIRGINIA K CORMIER	Licenses & Reg. Fees	03/26/03	45
PAMELA S JURY	Licenses & Reg. Fees	03/12/03	200
BARBARA J MCKINNEY	Licenses & Reg. Fees	03/12/03	255
SECRETARY OF STATE OF COLORADO	Licenses & Reg. Fees	03/27/03	25
MISSISSIPPI STATE BOARD OF	Licenses & Reg. Fees	03/12/03	125
VICKI J WALL	Licenses & Reg. Fees	03/19/03	42
KAREN NELSON	Licenses & Reg. Fees	03/26/03	75
WV BOARD OF MEDICINE	Licenses & Reg. Fees	03/31/03	25
WV BOARD/EXAMINERS/COUNSELING	Licenses & Reg. Fees	03/14/03	360
WV BOARD/EXAMINERS/COUNSELING	Licenses & Reg. Fees	03/31/03	380
MARYLAND INSURANCE ADMINISTRATION	Licenses & Reg. Fees	03/19/03	69
RAE SANTMAN	Licenses & Reg. Fees	03/19/03	45
SUSAN LUSCOMB	Licenses & Reg. Fees	03/19/03	140

MONA POLOM	Licenses & Reg. Fees	03/19/03	250
DEPT OF FINANCIAL INSTITUTIONS	Licenses & Reg. Fees	03/27/03	80
DEPT OF FINANCIAL INSTITUTIONS	Licenses & Reg. Fees	03/27/03	80
DEPT OF FINANCIAL INSTITUTIONS	Licenses & Reg. Fees	03/27/03	80
DEPT OF FINANCIAL INSTITUTIONS	Licenses & Reg. Fees	03/27/03	80
DEPT OF FINANCIAL INSTITUTIONS	Licenses & Reg. Fees	03/27/03	80
SECRETARY OF STATE OF LOUISIANA	Licenses & Reg. Fees	03/27/03	25
SECRETARY OF STATE OF LOUISIANA	Licenses & Reg. Fees	03/28/03	25
SECRETARY OF STATE OF MISSISSIPPI	Licenses & Reg. Fees	03/27/03	25
SECRETARY OF STATE OF MISSISSIPPI	Licenses & Reg. Fees	03/28/03	25
SECRETARY OF STATE OF MISSISSIPPI	Licenses & Reg. Fees	03/28/03	25
SECRETARY OF STATE OF MISSISSIPPI	Licenses & Reg. Fees	03/28/03	25
SHIRLEY DOCKENS	Licenses & Reg. Fees	03/19/03	305
PAUL PAYIATIS	Licenses & Reg. Fees	03/19/03	75
SOUTH DAKOTA BOARD OF MEDICAL	Licenses & Reg. Fees	03/14/03	10
SOUTH DAKOTA BOARD OF MEDICAL	Licenses & Reg. Fees	03/31/03	20
TEXAS ST BOARD OF EXAMINERS	Licenses & Reg. Fees	03/14/03	520
TEXAS ST BOARD OF EXAMINERS	Licenses & Reg. Fees	03/31/03	500
WV BOARD SW EXAMINERS	Licenses & Reg. Fees	03/14/03	35
WV BOARD SW EXAMINERS	Licenses & Reg. Fees	03/31/03	40
MARYLAND BOARD OF EXAMINERS	Licenses & Reg. Fees	03/12/03	125
MARYLAND BOARD OF EXAMINERS	Licenses & Reg. Fees	03/19/03	125
MARYLAND BOARD OF EXAMINERS	Licenses & Reg. Fees	03/19/03	75
DEBORAH HEGGIE	Licenses & Reg. Fees	03/19/03	384
TENNESSEE VITAL RECORDS	Licenses & Reg. Fees	03/18/03	140
SECRETARY OF STATE OF OREGON	Licenses & Reg. Fees	03/27/03	20
BARBARA BOROWY	Licenses & Reg. Fees	03/12/03	22
TIMOTHY SMITH	Licenses & Reg. Fees	03/19/03	45
KELLI KRUEGER	Licenses & Reg. Fees	03/26/03	123
BETTY JO SORENSEN	Licenses & Reg. Fees	03/19/03	65
MICHAEL EVANS	Licenses & Reg. Fees	03/21/03	25
JENNIFER ABEL	Licenses & Reg. Fees	03/12/03	81
EVON BERGEY	Licenses & Reg. Fees	03/26/03	90
MINNESOTA BOARD OF SOCIAL WORK	Licenses & Reg. Fees	03/31/03	180
MARYLAND STATE BOARD OF	Licenses & Reg. Fees	03/12/03	165
SONDRA DAHLBERG	Licenses & Reg. Fees	03/19/03	45
NEVADA STATE BOARD OF MEDICAL	Licenses & Reg. Fees	03/12/03	75
VERMONT BOARD OF MEDICAL PRACTICE	Licenses & Reg. Fees	03/21/03	400
CAROL KELLINGER	Licenses & Reg. Fees	03/19/03	265
MARY OPP	Licenses & Reg. Fees	03/19/03	140
DEBORAH STILWELL	Licenses & Reg. Fees	03/19/03	140
STANLEY COMISIAK	Licenses & Reg. Fees	03/12/03	234
PAMELA HILER	Licenses & Reg. Fees	03/19/03	270
ELLEN BORCHERS	Licenses & Reg. Fees	03/19/03	125
KAREN DEPASQUALE	Licenses & Reg. Fees	03/26/03	45
MINNESOTA BOARD OF MARRIAGE	Licenses & Reg. Fees	03/31/03	170
STATE OF HAWAII	Licenses & Reg. Fees	03/28/03	25

STATE OF HAWAII	Licenses & Reg. Fees	03/28/03	25
ALAN LIPTON MD	Licenses & Reg. Fees	03/12/03	383
ELVA MCLAUGHLIN	Licenses & Reg. Fees	03/12/03	90
OKLAHOMA BOARD OF MARITAL	Licenses & Reg. Fees	03/14/03	260
OKLAHOMA BOARD OF MARITAL	Licenses & Reg. Fees	03/31/03	130
HARRIET CAPLAN	Licenses & Reg. Fees	03/12/03	130
REBECCA PROCOPIO	Licenses & Reg. Fees	03/19/03	45
LAURA OLSON FOSTER	Licenses & Reg. Fees	03/19/03	160
MATTHEW WICHT	Licenses & Reg. Fees	03/27/03	140
KAREN FABRE	Licenses & Reg. Fees	03/26/03	50
DELAWARE PROF REGULATION BOARD	Licenses & Reg. Fees	03/31/03	500
NEW JERSEY BOARD PSYCHOLOGICAL	Licenses & Reg. Fees	03/31/03	385
NEW JERSEY BOARD PSYCHOLOGICAL	Licenses & Reg. Fees	03/31/03	3,045
NEW JERSEY BOARD OF SOCIAL	Licenses & Reg. Fees	03/31/03	7,000
COMMISSIONER FOR TRADEMARKS	Licenses & Reg. Fees	03/21/03	335
DIVISION OF REVENUE	Licenses & Reg. Fees	03/27/03	50
MICHELLE ROOK	Licenses & Reg. Fees	03/19/03	45
UNITED STATES TREASURER	Licenses & Reg. Fees	03/24/03	225

Total			$3,243,508

STATEMENT ON INSURANCE FOR THE PERIOD MARCH 11, 2003 THROUGH MARCH 31, 2003

Magellan Health Services, Inc. has been paying its post-petition invoices in the ordinary course of business, including amounts for insurance coverage.  All insurance coverage remains in place.